UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

Five Prime Therapeutics, Inc. (“FivePrime”) and Human Genome Sciences, Inc. (“HGS”) entered into a License and Collaboration Agreement, effective March 16, 2011 (the “License Agreement”), pursuant to which FivePrime exclusively licensed to HGS rights to develop and commercialize FP-1039, FivePrime’s FGFR1 fusion protein, in the United States, the European Union and Canada. On August 2, 2012, GlaxoSmithKline (“GSK”) acquired HGS and HGS is now a wholly owned subsidiary of GSK.

On March 9, 2016, HGS/GSK delivered to FivePrime written notice of termination of the License Agreement for convenience. Pursuant to the terms of the License Agreement, termination of the License Agreement will become effective on September 5, 2016, which is 180 days after HGS’s notice of termination.

Pursuant to the terms of the License Agreement, GSK will continue to conduct and fund the ongoing open-label Phase 1b clinical trial of FP-1039 in patients with mesothelioma until September 5, 2016.

At FivePrime’s election, HGS/GSK will either: (A) transfer the conduct of the Phase 1b clinical trial to FivePrime, provided that HGS/GSK would continue to bear all costs and expenses incurred in connection with the conduct of the Phase 1b clinical trial until the earlier of the completion of the trial or March 4, 2017, which is 180 days after the effective date of the termination of the License Agreement; or (B) orderly wind down the conduct of the Phase 1b clinical trial at HGS/GSK’s expense.

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2016, FivePrime issued a press release announcing its financial results for the quarter and year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by FivePrime on March 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Executive Vice President, General Counsel & Secretary

Dated: March 10, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by FivePrime on March 10, 2016

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